PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT (this "Agreement") is made as of March 8, 2004, by and between IPVoice Communications, Inc., a Nevada corporation ("Purchaser") and Digital Computer Integration Corp., a Texas corporation ("DCI").

                                    RECITALS

         WHEREAS, DCI is engaged in the business of providing security products and related services.

         WHEREAS, Purchaser has expressed its desire to make an investment in DCI and to obtain a controlling interest in DCI.

         NOW, THEREFORE, in reliance upon the representations, warranties and agreements made herein and in consideration of the premises herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. PURCHASE AND SALE

     1.1. Purchase and Sale. On the terms and subject to the conditions set forth herein, at the Closing, DCI will issue 2,393,877 shares of its Common Stock, $0.01 par value, which, upon issuance, will equal 51% of the issued and outstanding capital stock of DCI (the "Issued Stock").

     1.2. Interim Financing. Purchaser and DCI acknowledge and agree that Purchaser has advanced certain amounts to DCI, and that the total outstanding amount of such advances, including interest accrued thereon, is $237,015.61 (the "Advanced Amount").

     1.3. Purchase Price. Subject to adjustment pursuant to Section 1.4 below, the purchase price (the "Purchase Price") for the Purchased Stock will be $5,000,000, which is the estimated 2004 Revenue (as defined in Section 1.4(a) below). The Purchase Price shall be paid at the Closing as follows:

         (a) $100,000 of the Advanced Amount shall be forgiven upon execution of this Agreement;

         (b) Purchaser shall provide to DCI $250,000 in additional working capital in the form of a convertible note to be immediately available to DCI. The amount of the Advanced Amount in excess of $100,000 shall be included in the $250,000 working capital amount; and

         (c) Purchaser shall pay the remainder of the Purchase Price by issuing its unsecured convertible promissory note to DCI, which shall be substantially in the form attached hereto as Exhibit A, and shall be convertible into unregistered, restricted common stock of the Purchaser (the "Convertible Note").

1.4. Purchase Price Adjustment.

                  (a) On or prior to January 31, 2005, DCI shall prepare and deliver to the Purchaser a statement (the "Revenue Statement") of the 2004 Revenue of DCI. Unless Purchaser delivers a notice to DCI in writing of its objection to the calculation of the 2004 year Revenue within 20 days after its receipt of the Revenue Statement, the Revenue Statement shall be final and binding on the parties. For the purposes of this Section 1.3, "2004 Revenue" shall mean the gross sales of DCI during the 2004 calendar year.

                  (b) Purchaser and DCI shall attempt in good faith to resolve any disagreements raised by the Purchaser with respect to the Revenue Statement. If, at the end of such period, Purchaser and DCI do not resolve such disagreements, either Purchaser or DCI may submit the matter to a mutually acceptable independent accounting firm of recognized standing to review the Revenue Statement and resolve any remaining disagreements regarding the calculation of the 2004 Revenue. In the event Purchaser and DCI cannot agree upon an accounting firm, they shall choose an accounting firm by lot from accounting firms having no material relationship to Purchaser or DCI and their respective affiliates and having offices in locations suitable to conduct such review (the "Accounting Firm"). The determination by the Accounting Firm shall be final, binding and conclusive on the parties, and judgment may be entered thereon in a court of competent jurisdiction. The fees and expenses of the Accounting Firm shall be divided equally among DCI and Purchaser.

                  (c) In the event that the 2004 Revenue is greater than the Purchase Price, then the Purchase Price shall be increased, dollar for dollar, by such amount (provided, however, that in no event shall the Purchase Price be increased by more than 30%), and the Purchaser shall issue its unsecured convertible promissory note in principal amount of such increase, which shall be substantially in the form attached hereto as Exhibit B.

                  (d) In the event that the 2004 Revenue is less than the Purchase Price, then the Purchase Price shall be reduced, dollar for dollar, by such amount (provided, however, that in no event shall the Purchase Price be reduced by more than 30%), and the principal amount of the Convertible Note shall be reduced by such amount. DCI shall return the Convertible Note to Purchaser, who shall deliver a new unsecured convertible promissory note to Purchaser, of like tenor as the Convertible Note, for such reduced principal amount. To the extent that the reduction in the Purchase Price is greater than the amount outstanding under the Convertible Note, DCI shall immediately pay Purchaser such excess by wire transfer of immediately available funds.

                                  II. CLOSING

     2.1. Closing. The closing of the purchase and sale of the Stock ("Closing"), will take place on March 8, 2004, (the "Closing Date") at the offices of Gardner Carton & Douglas LLP, 191 N. Wacker Drive, Suite 3700, Chicago, Illinois or at such other time and place mutually agreed to by the parties.

     2.2. Purchaser Closing Deliveries. At the Closing, Purchaser shall deliver to DCI (i) a stockholders' agreement, substantially in the form attached hereto as Exhibit B (the "Stockholders' Agreement"), duly executed by Purchaser, (ii) the Convertible Note, (iii) a certificate of the Secretary of Purchaser as to the Purchaser's bylaws and resolutions of its board of directors approving the transactions contemplated by this Agreement, (iv) a certificate of the Secretary of State of Nevada as to the good standing of Purchaser in such jurisdiction, and (v) such other documents or instruments as DCI may reasonably request in connection with the consummation of the transactions contemplated by this Agreement.

     2.3. DCI Closing Deliveries. At the Closing, DCI shall deliver to Purchaser
(i) a stock certificate evidencing the Issued Stock, (ii) a receipt, duly executed by DCI, acknowledging receipt of the Purchase Price, (iii) a copy of DCI's articles of incorporation, certified by the Secretary of State of Texas
(iv) a certificate of the Secretary of DCI as to DCI's bylaws, resolutions of its board of directors and shareholders approving the transactions contemplated by this Agreement, (v) a certificate of the Secretary of State of Texas as to the good standing of DCI in such jurisdiction, (vi) the Stockholders' Agreement, duly executed by each current shareholder of DCI, and (vii) such other documents or instruments as Purchaser may reasonably request in connection with the consummation of the transactions contemplated by this Agreement.

     2.4. Conditions to DCI's Obligations. The obligations of DCI to consummate the transactions provided for in this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by DCI:

                  (a) All representations and warranties of Purchaser contained in this Agreement will be true and correct in all material respects (except those representations and warranties that are qualified by materiality, which will be true and correct in all respects) at and as of the date of this Agreement and at and as of the Closing Date, and Purchaser will have performed and satisfied all agreements and covenants required by this Agreement to be performed by it prior to or on the Closing Date, and the president of Purchaser will each have delivered to Purchaser a certificate dated the Closing Date to such effect;

                  (b) No action, proceeding, claim or investigation by any governmental authority or other person will have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which could reasonably be expected to have a Material Adverse Effect if the transactions contemplated under this Agreement are consummated; and

                  (c) Purchaser will have made the deliveries to DCI described in Section 2.2.

     2.5. Conditions to Purchaser's Obligations. The obligations of Purchaser to consummate the transactions provided for in this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Purchaser:

                  (a) All representations and warranties of DCI contained in this Agreement will be true and correct in all material respects (except those representations and warranties that are qualified by materiality, which will be true and correct in all respects) at and as of the date of this Agreement and at and as of the Closing Date, and DCI will have performed and satisfied all agreements and covenants required by this Agreement to be performed by it prior to or on the Closing Date, and the president of DCI will each have delivered to Purchaser a certificate dated the Closing Date to such effect;

                  (b) No action, proceeding, claim or investigation by any governmental authority or other person will have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which could reasonably be expected to have a Material Adverse Effect if the transactions contemplated under this Agreement are consummated;

                  (c) [Intentionally omitted];

                  (d) DCI will have made the deliveries to Purchaser described in Section 2.3;

                  (e) All federal, state and local government and regulatory and third party consents, approvals and waivers necessary to the consummation of the transactions contemplated by this Agreement will have been obtained; and

                  (f) Rodney Burns shall have either (i) consented to the transactions contemplated hereby and agreed to extend the Secured Term Loan Agreement, dated August 15, 2003, between Rodney Burns and DCI, and all related obligations of DCI (collectively, the "Burns Indebtedness") beyond its current maturity date, or (ii) assigned all of its right, title and interest in and to the Burns Indebtedness, including without limitation all related security interests in any of DCI's assets, to Purchaser.

                   III. REPRESENTATIONS AND WARRANTIES OF DCI

         DCI hereby represents and warrants to Purchaser that:

     3.1. Organization and Good Standing; Qualification. DCI is a corporation duly organized, validly existing and in good standing under the laws of Texas with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary, except, in each case, where the failure to have such power and authority or to be so qualified or licensed would not, when taken together with all other such failures, reasonably be expected to have a Material Adverse Effect. DCI does not have any assets, employees or offices in any jurisdiction other than the State of Texas.

     3.2. Capitalization of DCI. The authorized capital stock of DCI consists of 10,000,000 shares of common stock, of which 2,300,000 are issued and outstanding (prior to the issuance to Purchaser at the Closing) and 2,050,000 shares of such capital stock are held in the treasury of DCI. All of issued and outstanding shares of capital stock of DCI are duly authorized, validly issued, fully paid and nonassessable. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, the capital stock of DCI. Except as set forth herein, neither DCI nor, to DCI's knowledge, any shareholder of DCI is party to or bound by, nor do they have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of DCI. No shares of capital stock of DCI have been issued or disposed of in violation of the preemptive rights, if any, of any of DCI's shareholders. All accrued dividends on the capital stock of DCI, whether or not declared, have been paid in full.

     3.3. Corporate Records. The Articles of Incorporation and the Bylaws of DCI delivered by DCI to Purchaser pursuant to Section 2.3 hereof are true, correct and complete copies thereof, as in effect on the Closing Date. The minute book of DCI, a copy of which will be delivered to Purchaser on the Closing Date, contain accurate minutes of all meetings of, and accurate consents to all actions taken without meetings by, the Board of Directors, any committees thereof, and the shareholders of DCI since their respective formations.

     3.4. Authorization and Validity. The execution, delivery and performance by DCI of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by DCI and its shareholders. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by DCI and constitute legal, valid and binding obligations of DCI, enforceable against DCI in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     3.5. Subsidiaries. DCI does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity.

     3.6. No Violation. Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of DCI, or any agreement, indenture or other instrument under which DCI is bound or to which the assets of DCI are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon the Issued Stock or any of the assets of DCI, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over DCI.

     3.7.  Consents.  Except for the  consent of Rodney  Burns,  as set forth in
Section 2.5(f) hereof, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of DCI.

     3.8. Financial Statements. DCI has furnished to Purchaser copies of the balance sheet and related statements of income, retained earnings and cash flows for the twelve-month periods ended December 31, 2002 and 2003, including the notes thereto (collectively, the "Financial Statements"). The Financial Statements are in accordance with the books and records of DCI, fairly present the financial condition and results of operations of DCI as of the dates and for the periods indicated and have been prepared in conformity with GAAP applied on a consistent basis with prior periods.

     3.9. Liabilities and Obligations. The Financial Statements reflect all liabilities of DCI, accrued, contingent or otherwise arising out of transactions effected or events occurring on or prior to the date hereof. All reserves shown in the Financial Statements are appropriate, reasonable and sufficient to provide for losses thereby contemplated. Except as set forth in the Financial Statements, DCI is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and DCI knows of no basis for the assertion of any other claims or liabilities of any nature or in any amount.

     3.10. Employee Matters. Schedule 3.10(a) contains a complete and accurate list of the names, titles and cash compensation, including without limitation wages, salaries, bonuses (discretionary and formula) and other cash compensation of all employees of DCI. In addition, Schedule 3.10(a) contains a complete and accurate description of: (i) all increases in compensation of employees of DCI during the current and immediately preceding fiscal years of DCI; and (ii) any promised increases in compensation of employees of DCI that have not yet been effected. Schedule 3.10(b) contains a complete and accurate list of all compensation plans, arrangements or practices (the "Compensation Plans") sponsored by DCI or to which DCI contributes on behalf of its employees, other than Employee Benefit Plans listed in Schedule 3.12. The Compensation Plans include without limitation plans, arrangements or practices that provide for severance pay, deferred compensation, incentive, bonus or performance awards, and stock ownership or stock options. DCI has no employment agreements or employee handbooks or manuals, except as set forth on Schedule 3.10(c). DCI: (i) has been and is in compliance with all laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours; and (ii) is not liable for any arrears of wages or penalties for failure to comply with any of the foregoing. DCI has not engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices. There are no: (A) unfair labor practice charges or complaints or racial, color, religious, sex, national origin, age or handicap discrimination charges or complaints pending or threatened against DCI before any federal, state or local court, board, department, commission or agency nor does any basis therefor exist; or (B) existing or threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting DCI, nor does any basis therefor exist. DCI has never been a party to any agreement with any union, labor organization or collective bargaining unit. No employees of DCI are represented by any union, labor organization or collective bargaining unit. To the best knowledge of DCI, the employees of DCI have no intention to and have not threatened to organize or join a union, labor organization or collective bargaining unit. All employees of DCI are citizens of, or are authorized to be employed in, the United States.

     3.11. Employee Benefit Plans. Schedule 3.11 contains a complete and accurate list of all employee benefit plans (the "Employee Benefit Plans") (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) sponsored by DCI or to which DCI contributes on behalf of its employees and all Employee Benefit Plans previously sponsored or contributed to on behalf of its employees within the three years preceding the date hereof. DCI has provided Purchaser with copies of all plan documents, determination letters, pending determination letter applications, trust instruments, insurance contracts, administrative services contracts, annual reports, actuarial valuations, summary plan descriptions, summaries of material modifications, administrative forms and other documents that constitute a part of or are incident to the administration of the Employee Benefit Plans. Each Employee Benefit Plan has been administered and maintained in compliance with all laws, rules and regulations. No Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency. No prohibited transactions (within the meaning of Section 4975 of the Code) have occurred with respect to any Employee Benefit Plan. No threatened or pending claims, suits or other proceedings exist with respect to any Employee Benefit Plan other than normal benefit claims filed by participants or beneficiaries. DCI has received a favorable determination letter or ruling from the Internal Revenue Service for each Employee Benefit Plan intended to be qualified within the meaning of
Section 401(a) of the Code and/or tax-exempt within the meaning of Section 501(a) of the Code. No accumulated funding deficiency (within the meaning of Section 412 of the Code), whether waived or unwaived, exists with respect to any Employee Benefit Plan. DCI does not have any liability to pay excise taxes with respect to any Employee Benefit Plan under applicable provisions of the Code or ERISA. No facts or circumstances exist that would result in the imposition of liability against Purchaser by the Pension Benefit Guaranty Corporation as a result of any act or omission by DCI or any member of a Controlled Group, as defined in ERISA. No reportable event (within the meaning of Section 4043 of ERISA) for which the notice requirement has not been waived has occurred with respect to any Employee Benefit Plan subject to the requirements of Title IV of ERISA. DCI has no obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired from employment with DCI.

     3.12. Absence of Certain Changes. Since December 31, 2003, DCI has not: (a) suffered any material adverse change in its condition (financial or otherwise), operations, assets, liabilities, business or prospects; (b) contracted for the purchase of any capital assets having a cost in excess of $50,000 or paid any capital expenditures in excess of $50,000; (c) incurred any indebtedness for borrowed money or issued or sold any debt securities; (d) incurred or discharged any liabilities or obligations except in the ordinary course of business; (e) paid any amount on any indebtedness prior to the due date, or forgiven or cancelled any debts or claims; (f) mortgaged, pledged or subjected to any security interest, lien, lease or other charge or encumbrance any of its properties or assets; (g) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that has materially and adversely affected, or could materially and adversely affect, its business; (h) acquired or disposed of any assets except in the ordinary course of business; (i) written up or written down the carrying value of any of its assets; (j) changed the costing system or depreciation methods of accounting for its assets; (k) lost or terminated any employee, customer or supplier, the loss or termination of which has materially and adversely affected, or could materially and adversely affect, its business or assets; (l) increased the compensation of any director or officer; (m) increased the compensation of any employee except in the ordinary course of business; or (n) entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to any of the other agreements and documents executed or to be executed pursuant to this Agreement or to the transactions contemplated hereby or thereby, or that has materially and adversely affected, or could materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of DCI (a "Material Adverse Effect").

     3.13. Title; Leased Assets. DCI does not own any real property. DCI has good, valid and marketable title to all tangible and intangible personal property owned by it (collectively, the Personal Property"). Except for the Commercial Lease Agreement between Jupiter Service Center, Ltd. and DCI, dated October 2, 2000, as amended on November 1, 2002 (the "Real Property Lease"), there are no leases of real and personal property to which DCI is a party, either as lessor or lessee. The Personal Property constitutes the only personal property used in the conduct of the business of DCI. The Real Property Lease is valid and enforceable in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     3.14. Commitments. Schedule 3.14 contains a list of all contracts, agreements and understandings, oral or written, to which DCI is a party (the
"Commitments"). There are no existing defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by DCI , and no penalties have been incurred nor are amendments pending. The Commitments are in full force and effect and are valid and enforceable obligations of the parties thereto in accordance with their respective terms, and no defenses, off-sets or counterclaims have been asserted or, to the best knowledge of DCI, may be made by any party thereto, nor has DCI waived any rights thereunder. DCI has not received notice of any default with respect to any Commitment. Except as contemplated hereby, DCI has received no notice of any plan or intention of any other party to any Commitment to exercise any right to cancel or terminate any Commitment or agreement, and DCI knows of no fact that would justify the exercise of such a right. DCI does not currently contemplate, or have reason to believe any other person or entity currently contemplates, any amendment or change to any Commitment. None of the customers or suppliers of DCI has refused, or communicated that it will or may refuse, to purchase or supply goods or services, as the case may be, or has communicated that it will or may substantially reduce the amounts of goods or services that it is willing to purchase from, or sell to, DCI .

     3.15. Insurance. DCI carries property, liability, workers' compensation and such other types of insurance as is customary in the industry of the insured. DCI has provided Purchaser with a list and brief description of all insurance policies of DCI. Such insurance shall be outstanding and duly in force without interruption up to and including the Closing Date.



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

     3.16. Patents, Trade-marks, Service Marks and Copyrights. DCI owns all patents, trade-marks, service marks and copyrights, if any, necessary to conduct its business, or possesses adequate licenses or other rights, if any, therefor, without conflict with the rights of others. Set forth in Schedule 3.16 is a true and correct description of the following (the "Proprietary Rights"): (i) all trade-marks, trade-names, service marks and other trade designations, including registrations and applications therefor, and all patents, copyrights and applications currently owned, in whole or in part, by DCI with respect to the business of DCI, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which DCI is a party (including expiration date if applicable); and (ii) all agreements relating to technology, know-how or processes that DCI is licensed or authorized to use by others, or which it licenses or authorizes others to use. DCI has the sole and exclusive right to use the Proprietary Rights without infringing or violating the rights of any third parties. Use of the Proprietary Rights does not require the consent of any other person and the Proprietary Rights are freely transferable. No claim has been asserted by any person to the ownership of or right to use any Proprietary Right or challenging or questioning the validity or effectiveness of any license or agreement constituting a part of any Proprietary Right, and DCI knows of no valid basis for any such claim. Each of the Proprietary Rights is valid and subsisting, has not been canceled, abandoned or otherwise terminated and, if applicable, has been duly issued or filed. DCI has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of DCI infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened that challenge the rights of DCI with respect thereto.

     3.17. Trade Secrets and Customer Lists. DCI has the right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by DCI. DCI is not using or in any way making use of any confidential information or trade secrets of any third party, including without limitation any past or present employee of DCI.

     3.18. Taxes. DCI has duly and timely filed with the appropriate governmental agencies all income, excise, corporate, franchise, property, sales, use, payroll, withholding and other tax returns (including information returns) and reports required to be filed by the United States or any state or any political subdivision thereof or any foreign jurisdiction. All such tax returns or reports are complete and accurate and properly reflect the taxes of DCI for the periods covered thereby. DCI has paid or accrued all taxes, penalties and interest which have become due with respect to any returns that it has filed and any assessments of which it is aware, except as set forth on Schedule 3.18. DCI is not delinquent in the payment of any tax, assessment or governmental charge, except as set forth on Schedule 3.18. No tax deficiency or delinquency has been asserted against DCI. There is no unpaid assessment, proposal for additional taxes, deficiency or delinquency in the payment of any of the taxes of DCI that could be asserted by any taxing authority, except as set forth on Schedule 3.18. There is no taxing authority audit of DCI pending, or, to the knowledge of DCI, threatened. DCI has not violated any federal, state, local or foreign tax law. DCI has not granted an extension to any taxing authority of the limitation period during which any tax liability may be assessed or collected. All monies required to be withheld by DCI and paid to governmental agencies for all income, social security, unemployment insurance. Sales excise, use and other taxes have been: (a) collected or withheld and either paid to the respective governmental agencies or set aside in accounts for such purpose; or (b) properly reflected in the Financial Statements.

     3.19. Compliance with Laws. DCI has complied with all laws, regulations and licensing requirements and has filed with the proper authorities all necessary statements and reports. There are no existing violations by DCI of any federal, state or local law or regulation that could affect the property or business of DCI. DCI possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now conducted.

     3.20. Finder's Fee. DCI Stockholder has not incurred any obligation for any
finder's,   broker's  or  agent's  fee  in  connection  with  the   transactions
contemplated hereby.

     3.21. Litigation. There are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of DCI threatened, against or affecting, or that could affect, DCI, any of the Shares, or the business of DCI, except as set forth on Schedule 3.21. Neither DCI nor any Stockholder is: (i) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to DCI or to its business, assets, operations or employees; or (ii) in default with respect to any such order, writ, injunction or decree. DCI knows of no basis for any such action, proceeding or investigation.

     3.22. Accuracy of Information Furnished. All information furnished to Purchaser by DCI hereby or in connection with the transactions contemplated hereby is true, correct and complete in all material respects. Such information states all facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete in all material respects.

     3.23. Condition of Fixed Assets. All of the plants, structures and equipment (the "Fixed Assets") owned by DCI are in good condition and repair for their intended use in the ordinary course of business and conform in all material respects with all applicable ordinances, regulations and other laws and there are no known latent defects therein.

     3.24. Inventory. All of the inventory owned by DCI in good, current, standard and merchantable condition and is not obsolete or defective. Purchase commitments for merchandise are not in excess of normal requirements and, taken as a whole, are not at prices in excess of reasonable market prices. DCI has presently, and at the Closing Date will have, the types and quantities of inventories appropriate, taken as a whole, to conduct its business consistently with past practices.

     3.25. Books of Account. The books of account of DCI have been kept accurately in the ordinary course of business, the transactions entered therein represent bona fide transactions and the revenues, expenses, assets and liabilities of DCI have been properly recorded in such books.

     3.26. Corporate Name. There are no actions, suits or proceedings pending, or to the best knowledge of DCI threatened, against or affecting DCI that could result in any impairment of the right of DCI to use the name "Digital Computer Integration". The use of the name "Digital Computer Integration" does not infringe the rights of any third party nor is it confusingly similar with the corporate name of any third party. After the Closing Date, no person or business entity other than DCI will be authorized, directly or indirectly, to use the name "Digital Computer Integration" or any name confusingly similar thereto.

     3.27. Accounts Receivable. All accounts receivable of DCI have arisen from bona fide transactions in the ordinary course of business and are valid and enforceable claims subject to no right of set-off or counterclaim.

     3.28. Product Warranties. There is no claim against or liability of DCI on account of product warranties or with respect to the manufacture, sale or rental of defective products and there is no basis for any such claim on account of defective products heretofore manufactured, sold or rented that is not fully covered by insurance.

     3.29. Banking Relations. DCI has provided Purchaser with a complete and accurate list of all arrangements that DCI has with any bank or other financial institution, indicating with respect to each relationship the type of arrangement maintained (such as checking account, borrowing arrangements, safe deposit box, etc.) and the person or persons authorized in respect thereof.

     3.30. Environmental Matters. DCI is not currently in violation of, or subject to any existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under, any laws or regulations pertaining to health or the environment (hereinafter sometimes collectively called "Environmental Laws"), and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the assets and operations of DCI. To the best knowledge of DCI, the assets of DCI have never been used in a manner that would be in violation of any of the Environmental Laws. DCI has not obtained and is not required to obtain, and DCI has no knowledge of any reason Purchaser will be required to obtain, any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment owned or leased by DCI by reason of any Environmental Laws.


     3.31. Issued Stock. Upon the Closing, the Issued Stock is duly authorized and when issued at the Closing, will be validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights.

     3.32. Investment Intent. DCI is acquiring the Convertible Note for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution thereof, nor with any present intention of selling or otherwise disposing of the same.

     3.33. Securities Act Applications. DCI is aware that the Convertible Note may not be resold without registration under the Securities Act or some other exemption therefrom and the Convertible Note. DCI believes it has received all the information, financial and other, it considers necessary or appropriate for deciding whether to accept the Convertible Note as consideration under this Agreement. DCI has had an opportunity to ask questions and receive answers from the Purchaser regarding the terms and conditions of the Convertible Note and the business, properties, prospects and financial condition of the Purchaser.

                IV. REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to the Stockholders that:

     4.1. Existence; Good Standing. Purchaser is duly incorporated, validly existing and in good standing under the laws of the state of Nevada, and has all requisite power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement.

     4.2.  Authorization.  Purchaser  has  the  requisite  corporate  power  and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Purchaser. No other corporate proceedings on the part of Purchaser are necessary to approve this Agreement or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws in effect relating to creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any procedure may be brought (whether at law or in equity).

     4.3. No Violation; Consents. The execution, delivery and performance of this Agreement will not (with or without notice or passage of time or both) (i) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to Purchaser, or (ii) violate or conflict with any of the provisions of the Articles of Incorporation or By-Laws of Purchaser, nor will contravene, conflict with or result in a violation of any resolution adopted by Purchaser, or the board of directors or any committee of the board of directors of Purchaser or
(iii) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default or breach) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or increase the amount payable by Purchaser under any contract or permit. No Consent of any Governmental Authority, or any other person is necessary in connection with the execution and delivery by Purchaser of this Agreement.

     4.4. Commissions and Fees. Purchaser has not retained, and does not owe any fees to, any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.

                                  V. COVENANTS

     5.1. Closing Efforts; Additional Agreements. Each of the parties will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Closing any further action is necessary (a) to carry out the intents and purposes of this Agreement or (b) to vest Purchaser with full title to the Stock, free and clear of all Liens.

     5.2. Public Announcements. Except as required by applicable law, securities rules or regulations, neither Purchaser nor DCI nor any Stockholder shall make, issue or release any oral or written public announcement or statement concerning, or acknowledge the existence of, or reveal the terms, conditions and status of, the transactions contemplated by this Agreement, without the other party's prior written approval of, and concurrence in, the contents of such announcement, acknowledgement or statement.

     5.3. Commitment to Provide Financing. Purchaser agrees to provide up to $1,000,000 to DCI in purchase order financing in conjunction with signed customer contracts that net DCI 18% more than the required receivables financing.

     5.4. Employment Agreement. Concurrently with the Closing, DCI shall enter into a one-year employment agreement with Mr. Zenon "Bud" Maciekowicz, substantially in the form attached hereto as Exhibit C. For a period of one year from and after the closing, Purchaser shall use its reasonable best efforts to cause DCI to maintain such employment agreement in full force and effect.

                                VI. TERMINATION

     6.1. Termination. At any time before the Closing, this Agreement may be terminated (i) by mutual written consent of the parties; (ii) by either Purchaser, on one hand, or DCI, on the other, if there has been a misrepresentation or a breach of warranty or a breach or nonfulfillment of a covenant by the other, which breach or nonfulfillment of a covenant has gone uncured for a period of 10 days after giving notice thereof; or (iii) by either Purchaser, on one hand, or DCI, on the other, if the Closing does not occur on or before March 8, 2004 (or such later date as the parties may mutually agree), unless the failure of the Closing to occur by such date will be due to the action or failure to act of the party seeking to terminate this Agreement, which action or failure to act constitutes a breach of this Agreement.

     6.2. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 6.1, written notice of such will promptly (but in any event within 5 days) be given to the other party specifying the provision pursuant to which such termination is made, and this Agreement will, upon the effective date of such notice, become null and void and of no further force or effect, and no party (or any of its affiliates or representatives) will have any liability or obligation under this Agreement, except for any liability of any party then in breach.

                              VII. INDEMNIFICATION

     7.1. Indemnification by DCI. DCI shall indemnify and hold harmless the Purchaser, its successors and assigns, and their respective officers, directors, agents, employees and representatives (the "Purchaser Indemnitees"), from and against, and will pay them the amount of, any and all losses, costs, claims, liabilities, damages (including incidental and consequential damages), penalties and expenses (including reasonable attorneys' and auditors' fees and the reasonable costs of investigation and defense) (collectively, "Losses"), incurred or suffered by the Purchaser Indemnitees relating to or arising out of or in connection with any of the following: (i) any breach or inaccuracy as of the date hereof in any representation or warranty made by DCI in Article III of this Agreement or any closing document required to be delivered by DCI under this Agreement or (ii) any breach or nonfulfillment by DCI of any of its covenants, or agreements or other obligations in this Agreement or any closing document required to be delivered by DCI under this Agreement, which breach or nonfulfillment is not cured within 15 days after written notice thereof from Purchaser to DCI.

     7.2. Indemnification by Purchaser. Purchaser shall indemnify and hold harmless DCI, its successors and assigns, and their respective officers, directors, agents, employees and representatives (the "DCI Indemnitiees"), from and against, and will pay them the amount of, any and all Losses incurred or suffered by the DCI Indemnitees relating to or arising out of or in connection with any of the following: (i) any breach or inaccuracy as of the date hereof in any representation or warranty made by Purchaser in Article IV of this Agreement or any closing document required to be delivered by Purchaser under this Agreement or (ii) any breach or nonfulfillment by the Purchaser of any of its covenants, or agreements or other obligations in this Agreement or any closing document required to be delivered by the Purchaser under this Agreement, which breach or nonfulfillment is not cured within 15 days after written notice thereof from DCI to Purchaser.

     7.3. Claims. If a claim for indemnification is to be made by a party entitled to indemnification under this Agreement (the "Indemnified Party"), the Indemnified Party shall promptly give notice to the party obligated to provide indemnification under this Agreement (the "Indemnifying Party") of such claim, including the amount the Indemnified Party will be entitled to receive hereunder from the Indemnifying Party; provided, however, that the failure of the Indemnified Party to promptly give notice shall not relieve the Indemnifying Party of its obligations under this Article VII. If the Indemnifying Party does not object in writing to such claim within 20 days after receiving notice thereof, the Indemnified Party shall be entitled to recover, on the 21st day after such notice was given, from the Indemnifying Party the amount of such claim, and no later objection by the Indemnifying Party shall be permitted or effective. If the Indemnifying Party agrees that it has an indemnification obligation under this Article VII with respect to such claim, but timely objects as to the amount of such claim, the Indemnified Party shall nevertheless be entitled to recover, on the 21st day after such notice was given, from the Indemnifying Party the undisputed lesser or liquidated amount of such claim, without prejudice to the Indemnified Party's claim for the difference.

     7.4. Failure of Indemnifying Person to Act. In the event that the Indemnifying Party does not assume the defense of any claim, suit, action or proceeding covered by indemnification under this Article VII, then any failure of the Indemnified Party to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Party of its obligations under this Article VII.

     7.5. Survival. All representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing and shall be deemed to have been relied upon and shall not be affected in any respect by the Closing, any investigation conducted by any party or by any information which any party may receive Notwithstanding the foregoing sentence, the representations and warranties contained in this Agreement shall terminate on the second anniversary of the Closing (the "Survival Period"); provided, however, that such liability shall not terminate (but shall survive until resolved among the parties) with respect to any claim, whether or not fixed as to liability or liquidated as to amount, with respect to which the Indemnified Party has given notice to the Indemnifying Party on or prior to the expiration date of the Survival Period.

                              VIII. MISCELLANEOUS

     8.1. Counterparts; Facsimile. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile transmission, and a facsimile of this Agreement or of a signature of a party thereto shall be effective as an original.

     8.2. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the laws of the State of Delaware, without reference to its internal choice of law provisions.

     8.3. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     8.4. Successors and Assigns. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     8.5. Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     8.6. Specific Performance. The parties hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies available under any applicable law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting bond or other security) in order to enforce, or prevent any violations of, the provisions of this Agreement.

     8.7. Entire Agreement. This Agreement and the Schedules and Exhibits hereto constitute and encompass the entire agreement and understanding of the parties hereto with regard to the transactions to be effected hereby.

     8.8. Amendments; Waivers. This Agreement shall not be altered, amended or supplemented except by a writing signed by Purchaser and DCI. Any failure of any of the parties hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, provided that any such waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition.

     8.9. Notices. Any notices required or permitted to be sent hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, electronic mail or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the other party, and shall be deemed to have been given upon delivery, if delivered personally, upon the transmission thereof if sent by facsimile (with telephonic confirmation) or by electronic mail (with delivery notification) provided that receipt of transmission occurs during normal business hours, or one business day after delivery to the courier, if delivered by overnight courier service provided the deadline for overnight deliveries for such courier service has been met:

         If to Purchaser:
                  IPVoice Communications, Inc.
                  c/o Vergetech Incorporated
                  4860 Montfort Drive
                  Suite 210
                  Dallas, TX 75254
                  Fax No.  972-386-8165
                  Telephone No.:  972-386-3372 (x209)
                  Attention:  Philip Verges

         With a copy to:
                  Gardner Carton & Douglas LLP
                  191 North Wacker Drive, Suite 3700
                  Chicago, IL 60606
                  Attention: David Matteson
                  Fax No.:  (312) 569-3145
                  Telephone No.:  (312) 569-1145

         If to DCI:
                  Digital Computer Integration Corp.
                  1009 Jupiter Road
                  Suite 100
                  Plano, TX 75074
                  Attn: Mr. Zenon "Bud" Maciekowicz
                  Phone:
                  Fax:

         With a copy to:
                  Henry & Jones, L.L.P.
                  2902 Carlisle Street, Suite 250
                  Dallas, Texas  75204-4078
                  Attention: Dale Henry, Jr.
                  Phone: (214) 954-9702
                  Fax: (214) 954-9701

         IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date and year first above written.

                      IPVOICE COMMUNICATIONS, INC.

                      By:
                         --------------------------------------------------

                               Its:
                                   ----------------------------------------



                      DIGITAL COMPUTER INTERGRATION CORP.

                      By:
                         --------------------------------------------------

                               Its:
                                   ----------------------------------------

                                    Exhibit A
                                    ---------

                            Form of Convertible Note



                                  See Attached

                                    Exhibit B
                                    ---------

                         Form of Stockholders' Agreement



                                  See Attached

                                    Exhibit C
                                    ---------

                          Form of Employment Agreement



                                  See Attached